UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2018

Annual Report and Financial Statements
November 2018

A Closed-End Fund
Specializing in Gold and Other
Precious Metals Investments

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Company’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website www.asaltd.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-432-3378 or by sending an e-mail request to info@asaltd.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Company, you can call 1-800-432-3378 or send an email request to info@asaltd.com to inform the Company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Company.

ASA Gold and Precious Metals Limited

Annual Report and
Financial Statements

November 30, 2018

Table of Contents

Management’s letter to shareholders, board retirement and message from the independent directors 2

Forward-looking statements 4

10-year performance returns 5

Certain investment policies and restrictions 6

Report of independent registered public accounting firm 6

Schedules of investments 7

Portfolio statistics 9

Principal portfolio changes 9

Statements of assets and liabilities 10

Statements of operations 11

Statements of changes in net assets 12

Notes to financial statements 13

Financial highlights 18

Certain tax information for U.S. shareholders 19

Dividend reinvestment and stock purchase plan 19

Privacy notice 20

Proxy voting 20

Form N-Q 20

Common shares repurchased 20

Board of directors and officers 21

Other information 22

Management’s Letter to Shareholders, Board Retirement and Message from the Independent Directors

During 2018, global economic growth characterized by modest inflation and slowly rising interest rates continued to dampen the market’s enthusiasm for gold and gold mining shares. Much like the previous year, gold drifted lower in this environment from $1,320 at the beginning of the year to a low of $1,175 during August of 2018. With a lack of positive gold price momentum or significant growth in gold production from the miners, valuation multiples attributed to mining shares continued to soften, leaving most gold companies trading at lower levels at the end of 2018 than at the beginning.

For the fiscal year ended November 30, 2018, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a total return of negative 20.0% based on its net asset value (“NAV”), including reinvested dividends, compared with a total return of negative 14.5% for the FTSE Gold Mines Total Return Index (the “Index”). Announcement of the merger of Barrick Gold Corporation and Randgold Resources, two of the largest gold mining companies, caused their share prices to outperform and had a significant effect on the total return of the Index, which is calculated based on market capitalization. The Index outperformed nearly all active gold mining investment managers, ASA included, during the last year. Total return of ASA’s share price for the fiscal year was negative 21.4%. The gold price decreased 6.5% during the one-year period ending November 30, 2018.

At fiscal year-end, total net assets of ASA were $194.8 million, a decline of $49.4 million as compared to fiscal year-end 2017. The Company’s average expense ratio rose to 1.35% during the 2018 fiscal year from 1.19% during fiscal year 2017 due to the decrease in asset values. Total operating costs decreased modestly in 2018 as compared to 2017 reflecting, among other things, a reduction in compensation and retirement benefits to former directors, offset somewhat by an increase in the office lease. Investment income improved to $1.6 million during fiscal year 2018 from $1.4 million during 2017, generated by increased dividends from portfolio investments.

The discount at which ASA’s shares traded in the market fluctuated during the year from a high of 15.8% to a low of 12.3% and ended the fiscal year at 14.3%. The Board of Directors of ASA monitors the Company’s share price and discount to NAV on an ongoing basis.

Shareholders Becoming More Demanding

Investors in the global gold mining industry have increasingly demanded that mining companies be good stewards of capital with a focus on returns to investors, profitability and sustainability. During 2018, investors intensified their agenda by restricting the availability of capital for new mining projects and taking activist stances with regards to board representation by pushing corporate boards to take accountability for their poor performance. A large investor initiated a proxy contest against Detour Gold to replace its Board of Directors and management team whom they believed had repeatedly failed to deliver. The result was a significant turnover of the Board, a new CEO and a renewed commitment to listen to shareholders. We believe that this and similar actions may provide impetus to other companies to increase engagement with shareholders and improve their focus on returns to all stakeholders.

Chart 1: Precious Metals Mining Companies – Equity Financing Trends

Source: ASA, Bloomberg

Demand for higher returns from investors combined with the lack of price direction from gold has dramatically decreased the quantity of and increased the cost of financings in the mining sector. Equity financings in the gold mining industry reached a 10 year low in 2018 with only $3.1 billion raised by precious metals companies throughout the year. Generally, only projects with very strong returns and large backers have been able to raise capital as investors have fled the industry looking for higher return opportunities in other sectors. The low-cost capital that fueled many unprofitable projects in the last cycle appears to be no longer available. Companies seem to be reevaluating or sidelining marginal projects and increasingly focusing on metrics like cash flow and return on equity. We believe that companies who focus on profitability and shareholder returns will outperform over time.

This renewed focus on returns and scarcity of capital has also forced companies to consider creative strategic options. Traditionally, companies demanded steep premiums for acquisitions and refused to engage in negotiations in their absence. The strong market support for the “no premium” merger between Randgold Resources and Barrick Gold Corporation has shifted the narrative around merger expectations. Investors have messaged that they are more interested in solid, diversified companies than short-lived, headline deal premiums. We are hopeful that this trend will continue and may result in some well balanced, multi-asset companies.

Portfolio Changes

ASA closely tracks numerous companies within the precious metals mining sector to identify investment opportunities as strategies and assets change over time. In the second half of fiscal 2018, ASA added two new positions to the portfolio, IAMGOLD and Centamin Pty. ASA previously held shares in both operators but exited them several years ago due to concerns about strategic direction. We continued to follow their projects, management changes and strategic focus at both companies, despite no longer holding any shares, and saw an opportunity to reinvest in each in 2018.

Chart 2: Investment Holdings by Sector

Source: ASA, As of fiscal year-end 2018

IAMGOLD operates mines in West Africa and South America. Shares of IAMGOLD were purchased in 2018 based on a view that there is strong exploration and expansion potential at several of the company’s assets and a solid balance sheet to support their development. This improved outlook was a significant shift from when we exited the position in 2013, and we saw an opportunity to reinvest in the company.

Centamin owns a high-quality project in Egypt that mines both open pit and underground. We believe that the mine has now reached a steady state in terms of operations and development and see upside from exploration in surrounding areas as well as potential to support a dividend to shareholders.

As in past years, many of our sales in 2018 were to rebalance the portfolio as well as to generate cash to pay our distributions to shareholders and operating expenses. Most of the positions that we exited in 2018 no longer had a compelling investment thesis and we believed capital was better allocated elsewhere.

Shareholders are encouraged to contact us directly with any questions that they may have either through the company website at www.asaltd.com or by calling us at 1-800-432-3378.

David Christensen

President, Chief Executive Officer and Chief Investment Officer

January 18, 2019

* * * * * *

Board Retirement

We regret that on January 8, 2019, our colleague Robert Pilkington resigned from the Board for personal reasons. Robert’s deep institutional knowledge of ASA, the mining sector and investment world were invaluable to us. We shall miss him and wish him well in his retirement.

David Christensen, Director	Bruce Hansen, Director
Gary Glynn, Director	Mary Joan Hoene, Director

Message from the Independent Directors

ASA Board Decision to Propose Merk Investments LLC as its External Investment Adviser

ASA has had its own employees and operations since 1978. Rising costs related to this internally managed structure, declining assets at ASA, and many years of overall flat to declining gold prices combined with performance lagging the FTSE Gold Mines Total Return Index, have led the Independent Directors to evaluate strategic options and conclude that externalizing portfolio management to an experienced and committed investment adviser will provide valuable resources and greater efficiencies. On December 14, 2018, ASA announced that the Board has reached an agreement, in principle, for Merk Investments LLC to become ASA’s investment adviser, subject to approval of the advisory agreement with Merk Investments by ASA shareholders at the shareholder meeting scheduled for March 26, 2019. Merk Investments is an SEC registered investment adviser that provides advice on liquid global markets, including domestic and international equities, fixed income, commodities and currencies and their respective derivative markets. In addition to the VanEck Merk Gold Trust, the Merk Funds include the Merk Hard Currency Fund and the Merk Absolute Return Currency Fund.

The Independent Directors believe that the opportunity to work with Merk Investments will provide a more sustainable and transparent cost structure for the long-term benefit of shareholders. If approved by shareholders, the Board anticipates that the transition will be completed on or about March 31, 2019. ASA’s investment objective and policies will remain the same.

The Independent Directors extend their deep appreciation to David Christensen, who has led ASA as its CEO and served on the Board since 2007. With the transition to Merk Investments as ASA’s investment adviser, Mr. Christensen will be stepping down from his positions. The Independent Directors are grateful for his long and dedicated service to ASA.

In addition to the election of directors and approval of auditors, the ASA proxy statement for 2019 will include the proposal to approve the advisory agreement with Merk Investments, along with detailed background and information. The Independent Directors encourage shareholders to review the proxy and vote promptly in favor of each action proposed in the proxy.

Mary Joan Hoene, Chair
Gary Glynn
Bruce Hansen

Copies of financial reports for ASA Gold and Precious Metals Limited, as well as its latest NAV, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA (650) 376-3135 or (800) 432-3378, and may be found on the Company’s website (www.asaltd.com). We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 19 of this report for information on how shareholders can participate in this plan.

* * * * * *

The Annual General Meeting of Shareholders is currently anticipated to be held Thursday, March 26, 2019 at 10:00 a.m. EST at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

Forward-Looking Statements

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified port-

folio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

10-Year Performance Returns

Fiscal Year Total Returns

Best Quarter (NAV):	Q2 2009	44.18%
Worst Quarter (NAV):	Q4 2014	-27.99%

Average Annual Total Returns

For the periods ended November 30, 2018

	1 Year	3 Year	5 Year	10 Year
ASA Gold and Precious Metals – NAV	-19.97%	6.97%	-4.55%	-3.03%
ASA Gold and Precious Metals – Share Price	-21.39%	6.89%	-7.15%	-3.41%
FTSE Gold Mines Total Return Index (1)	-14.46%	13.65%	-0.90%	-3.37%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.asaltd.com/investor-information/factsheets.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Company distributions or on the sale of the Company’s common shares.

The investment return and market price will fluctuate and the Company’s common shares may trade at prices above or below NAV. The Company’s common shares, when sold, may be worth more or less than their original cost.

(1)	The FTSE Gold Mines Total Return Index encompasses gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. Please note that the Index is unmanaged, and does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and one cannot invest directly in the Index. The Company does not attempt to replicate the Index. The Index generally does not reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company invests. Data about the performance of this Index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the Index and generally does not invest in all securities included in the Index.

Certain Investment Policies and Restrictions

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price move-

ment of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy out-lined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
ASA Gold and Precious Metals Limited

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedules of investments, as of November 30, 2018 and November 30, 2017, the related statements of operations and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2018 and November 30, 2017, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company’s auditor since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 18, 2019

Schedules of Investments

November 30, 2018 and November 30, 2017

	2018			2017
Name of Company	Shares	Value	Percent of Net Assets	Shares	Value	Percent of Net Assets
Common Shares
Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited	1,015,000	$15,285,900	7.8%	1,015,000	$17,610,250	7.2%
		15,285,900	7.8		17,610,250	7.2
Canada
Agnico Eagle Mines Limited	450,000	15,804,000	8.1	450,000	19,669,500	8.1
Alacer Gold Corp., (1)	2,500,000	3,893,612	2.0	2,500,000	4,051,801	1.7
Alamos Gold Inc.	875,000	2,811,113	1.4	875,000	5,563,956	2.3
Atlantic Gold Corporation – 144A, (1)(2)	2,750,000	3,144,985	1.6	2,750,000	3,284,091	1.3
B2Gold Corp., (1)	1,594,338	3,922,568	2.0	1,594,338	4,067,599	1.7
Barrick Gold Corporation	1,125,000	14,343,750	7.4	1,125,000	15,502,500	6.3
Belo Sun Mining Corp., (1)	2,600,000	645,550	0.3	2,600,000	897,212	0.4
Detour Gold Corporation, (1)	450,000	3,341,735	1.7	450,000	4,885,425	2.0
Eldorado Gold Corporation, (3)	—	—	—	1,296,570	1,465,124	0.6
Franco-Nevada Corporation	160,000	11,075,164	5.7	160,000	13,041,449	5.3
Goldcorp Inc.	932,400	8,652,672	4.4	932,400	11,785,536	4.8
Golden Star Resource Ltd., (1)	580,000	1,711,000	0.9	—	—	—
Guyana Goldfields Inc., (1)	619,500	629,242	0.3	669,500	2,273,979	0.9
IAMGOLD Corp., (1)	675,000	2,058,750	1.1	—	—	—
Kinross Gold Corporation, (1)	800,000	2,168,000	1.1	800,000	3,328,000	1.4
New Gold Inc., (1)	—	—	—	500,000	1,550,000	0.6
OceanaGold Corporation	2,154,013	6,271,936	3.2	2,654,013	6,832,867	2.8
Pretium Resources Inc., (1)	725,000	5,154,750	2.6	725,000	7,757,500	3.2
Roxgold Inc., (1)	2,827,200	1,701,723	0.9	2,827,200	2,587,023	1.1
Semafo Inc., (1)	900,000	1,625,160	0.8	900,000	2,226,358	0.9
Tahoe Resources Inc., (3)	593,200	2,097,690	1.1	708,200	3,141,331	1.3
TMAC Resources Inc., (1)	26,500	125,412	0.1	26,500	153,096	0.1
TMAC Resources Inc. – 144A, (1)(2)	185,000	875,517	0.4	185,000	1,068,784	0.4
Torex Gold Resources Inc., (1)	330,000	2,589,647	1.3	330,000	3,267,884	1.3
Torex Gold Resources Inc. – 144A, (1)(2)	130,000	1,020,164	0.5	125,000	1,237,835	0.5
		95,664,140	49.1		119,638,851	49.0
Cayman Islands
Endeavour Mining Corporation, (1)	250,000	3,114,890	1.6	250,000	4,526,773	1.9
Channel Islands
Centamin plc	1,500,000	1,986,307	1.0	—	—	—
Lydian International Limited, (1)	1,780,000	87,051	0.0	1,780,000	503,819	0.2
Lydian International Limited – 144A, (1)(2)	10,593,775	518,091	0.3	12,593,775	3,564,598	1.5
Randgold Resources Limited – ADRs	229,100	18,366,947	9.4	254,100	23,316,216	9.5
		20,958,396	10.8		27,384,632	11.2
Peru
Compañia de Minas Buenaventura S.A.A. – ADRs	699,000	9,883,860	5.1	699,000	9,779,010	4.0
South Africa
AngloGold Ashanti Limited	898,420	8,912,326	4.6	898,420	9,388,489	3.8
Gold Fields Limited	1,029,577	3,016,661	1.5	1,029,577	4,355,111	1.8
Sibanye-Stillwater	1,092,174	666,226	0.3	1,050,168	1,462,359	0.6
		12,595,213	6.5		15,205,959	6.2
United States
Newmont Mining Corporation	570,368	18,445,701	9.5	570,368	21,097,912	8.6
Royal Gold, Inc.	165,000	12,069,750	6.2	190,000	15,716,800	6.4
		30,515,451	15.7		36,814,712	15.1
Total gold mining, exploration, development and royalty companies (Cost $190,061,071 – 2018, $199,722,344 – 2017)		188,017,850	96.5		230,960,189	94.6

The notes to financial statements form an integral part of these statements.

Schedules of Investments (continued)

November 30, 2018 and November 30, 2017

	2018			2017
Name of Company	Shares	Value	Percent of Net Assets	Shares	Value	Percent of Net Assets
Silver mining, exploration and development companies
Canada
MAG Silver Corp., (1)	325,000	$2,195,847	1.1%	325,000	$3,445,194	1.4%
Total silver mining, exploration and development companies (Cost $2,541,688 – 2018, $2,541,688 – 2017)		2,195,847	1.1		3,445,194	1.4
Total gold and silver investments (Cost $192,602,759 – 2018, $202,264,032 – 2017)		190,213,697	97.6		234,405,383	96.0
Diamond Mining, Exploration and Development Companies
Bermuda
Petra Diamonds Limited, (1)	1,000,000	537,348	0.3	1,000,000	909,758	0.4
Canada
Stornoway Diamond Corporation, (1)	1,389,500	198,634	0.1	1,389,500	711,155	0.3
Stornoway Diamond Corporation - 144A, (1)(2)	9,698,550	1,386,445	0.7	9,698,550	4,963,780	2.0
		1,585,080	0.8		5,674,935	2.3
Total diamond mining, exploration and development companies (Cost $9,760,780 – 2018, $10,222,660 – 2017)		2,122,428	1.1		6,584,693	2.7
Total common shares (Cost $202,363,539 – 2018, $212,486,693 – 2017)		192,336,125	98.7		240,990,076	98.7
Total investments (Cost $202,363,539 – 2018, $212,486,693 – 2017), (4)		192,336,125	98.7		240,990,076	98.7
Cash, receivables, and other assets less liabilities		2,497,874	1.3		3,211,495	1.3
Net assets		$194,833,999	100.0%		$244,201,571	100.0%

(1)	Non-income producing security.
(2)	Restricted security.
(3)	Non-income producing security in 2018 only.
(4)	Cost of investments shown approximates adjusted basis for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2018 were $57,993,009 and $68,020,423, respectively, resulting in net unrealized depreciation on investments of $10,027,414. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2017 were $80,547,008 and $52,043,624, respectively, resulting in net unrealized appreciation on investments of $28,503,384.

ADR – American Depository Receipt.

May not total due to independent rounding.

The notes to financial statements form an integral part of these statements.

Portfolio Statistics (Unaudited)

November 30, 2018 and November 30, 2017

Geographic Breakdown*	2018	2017
Australia	7.8%	7.2%
Bermuda	0.3%	0.4%
Canada	51.0%	52.7%
Cayman Islands	1.6%	1.9%
Channel Islands	10.8%	11.2%
Peru	5.1%	4.0%
South Africa	6.5%	6.2%
United States	15.7%	15.1%
Cash	1.3%	1.3%
	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash. Percentage totals may not equal 100.0% due to independent rounding.

Principal Portfolio Changes in Shares for the Years Ended (unaudited)

November 30, 2018 and November 30, 2017

	2018		2017
Investments	Increase	Decrease	Increase	Decrease
Agnico Eagle Mines Limited				25,000
Alacer Gold Corp.			2,500,000
Alamos Gold Inc.			275,000
Asanko Gold Inc.			400,000	1,825,000
Atlantic Gold Corporation – 144A, (1)				250,000
Barrick Gold Corporation				150,000
Centamin plc	1,500,000
Eldorado Gold Corporation, (2)		1,296,570	896,570	250,000
Endeavour Mining Corporation			250,000
Golden Star Resource Ltd.	2,900,000
Guyana Goldfields Inc.		50,000	200,000	387,800
IAMGOLD Corp.	675,000
Integra Gold Corp, (2)			707,000	4,957,000
Lydian International Limited –144A, (1)		2,000,000	5,714,475
Lydian International Limited, C$0.36 Warrants, 11/27/2017				585,000
Lydian International Limited, C$0.36 Warrants, 11/27/2017 – 144A, (1)				5,159,475
MAG Silver Corp.			50,000
New Gold Inc.		500,000
Newcrest Mining Limited				200,000
Newmont Mining Corporation				125,000
OceanaGold Corporation		500,000	1,600,000
Perseus Mining Limited				7,067,700
Petra Diamonds Limited, GBp 40 Rights, 06/29/2018, (3)	625,000	625,000
Pretium Resources Inc.			425,000
Randgold Resources Limited - ADRs		25,000		28,000
Roxgold Inc.			303,800
Royal Gold, Inc.		25,000
Sibanye Gold Limited, R11.28 Rights, 06/09/2017, (4)			1,323,741	1,323,741
Sibanye-Stillwater			20,591
Stillwater Mining Company				375,000
Tahoe Resources Inc.		115,000
Torex Gold Resources, (1)	5,000		50,000

(1)	Restricted security.
(2)	Eldorado Gold Corporation acquired Integra Gold Corp. on July 18, 2017 for $0.24135 cash plus 0.18087 Eldorado Gold Corporation shares per 1 Integra Gold Corp share.
(3)	On June 11, 2018, Petra Diamonds Limited conducted a Rights Offer in which 5 Petra Diamonds Limited, GBp 40 Rights, 06/29/2018 were issued for every 8 Petra Diamonds Limited shares held.
(4)	On May 26, 2017, Sibanye Gold Limited conducted a Rights Offer in which 9 Sibanye Gold Limited, R11.28 Rights, 06/09/2017 were issued for every 7 Sibanye Gold Limited shares held.

Statements of Assets and Liabilities

November 30, 2018 and November 30, 2017

		2018	2017
	Assets
	Investments, at value
Cost	$202,363,539 in 2018
	$212,486,693 in 2017	$192,336,125	$240,990,076
	Cash and cash equivalents	3,449,518	3,677,900
	Dividends receivable, net of withholding taxes payable	102,658	102,264
	Due from broker	—	615,885
	Other assets	183,921	176,018
	Total assets	$196,072,222	$245,562,143

	Liabilities
	Accrued affiliate expenses	$625,108	$709,206
	Accounts payable and accrued liabilities	182,942	164,804
	Liability for retirement benefits due to current and future retired directors	430,173	486,562
	Total liabilities	$1,238,223	$1,360,572
	Net assets	$194,833,999	$244,201,571
	Common shares $1 par value
	Authorized: 40,000,000 shares
	Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
	Share premium (capital surplus)	1,372,500	1,372,500
	Distributable earnings	174,171,594	223,539,166	*
	Net assets	$194,833,999	$244,201,571
	Net asset value per share	$10.10	$12.66
* Distributable earnings as of November 30, 2017 consist of the following:
	Undistributed net investment income		$7,352,171
	Undistributed net realized gain from investments		306,757,097
	Undistributed net realized loss from foreign currency transactions		(119,073,486)
	Net unrealized appreciation on investments		28,503,384
	Total distributable earnings		$223,539,166

The closing price of the Company’s shares on the New York Stock Exchange was $8.66 and $11.05 on November 30, 2018 and November 30, 2017, respectively.

The notes to financial statements form an integral part of these statements.

Statements of Operations

For the years ended November 30, 2018 and November 30, 2017

	2018	2017
Investment income
Dividend income (net of withholding taxes of $327,876 and $328,728 respectively, and ADR fees of $4,582 and $5,082, respectively)	$1,607,015	$1,402,806
Interest income	16,735	—
Total investment income	1,623,750	1,402,806
Expenses
Shareholder reports and proxy expenses	88,932	99,654
Directors’ fees and expenses	243,173	241,588
Retired directors’ fees	63,750	78,750
Investment research	859,878	1,006,310
Administration and operations	1,157,334	1,055,592
Fund accounting	163,076	163,076
Transfer agent, registrar and custodian	137,229	144,733
Legal fees	136,994	127,572
Audit fees	55,000	55,000
Professional fees – other	1,000	1,875
Insurance	157,482	164,582
Dues and listing fees	25,000	25,000
Depreciation expense	—	2,527
Total expenses	3,088,848	3,166,259
Change in retirement benefits due to directors	(56,389)	(94,306)
Net expenses	3,032,459	3,071,953
Net investment income (loss)	(1,408,709)	(1,669,147)
Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	8,823,413	28,383,529
Cost of securities sold	17,874,974	35,348,795
Net realized gain (loss) from investments	(9,051,561)	(6,965,266)
Net realized gain (loss) from foreign currency transactions
Investments	202,613	190,384
Foreign currency	(420)	8,120
Net realized gain (loss) from foreign currency transactions	202,193	198,504
Net increase (decrease) in unrealized appreciation (depreciation) on investments
Balance, beginning of period	28,503,384	18,323,599
Balance, end of period	(10,027,414)	28,503,384
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(38,530,798)	10,179,785
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	—	5
Net realized and unrealized gain (loss) from investments and foreign currency transactions	$(47,380,166)	3,413,028
Net increase (decrease) in net assets resulting from operations	$(48,788,875)	$1,743,881

The notes to financial statements form an integral part of these statements.

Statements of Changes in Net Assets

For the years ended November 30, 2018 and 2017

	2018	2017
Net investment income (loss)	$(1,408,709)	$(1,669,147)
Net realized gain (loss) from investments	(9,051,561)	(6,965,266)
Net realized gain (loss) from foreign currency transactions	202,193	198,504
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(38,530,798)	10,179,785
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	—	5
Net increase (decrease) in net assets resulting from operations	(48,788,875)	1,743,881
Dividends paid/payable	(578,697)	(771,596	)*
Net increase (decrease) in net assets	(49,367,572)	972,285
Net assets, beginning of period	244,201,571	243,229,286
Net assets, end of period	$194,833,999	$244,201,571	**

*	Dividends paid from undistributed net investment income.
**	Includes undistributed net investment income of $7,352,171 as of November 30, 2017.

The notes to financial statements form an integral part of these statements.

Notes to Financial Statements

Years ended November 30, 2018 and November 30, 2017

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as an exempted limited liability company under the laws of Bermuda.

2. Investment objective and strategy

The Company is a non-diversified, closed-end, internally managed fund that seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals.

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions.

3. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

Notes to Financial Statements (continued)

Years ended November 30, 2018 and November 30, 2017

B. Restricted securities

At November 30, 2018 and November 30, 2017, the Company held investments in restricted securities of 3.56% and 5.78% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities

November 30, 2018

Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
5,000	$51,131	Torex Gold Resources, Inc. – 144A	$7.85	$39,237	01/31/2018
3,714,475	1,214,778	Lydian International Limited – 144A	0.05	181,657	11/21/2017
1,841,350	1,490,038	Stornoway Diamond Corporation – 144A	0.14	263,228	06/21/2016
6,879,300	1,269,275	Lydian International Limited – 144A	0.05	336,434	05/26/2016
2,750,000	1,285,447	Atlantic Gold Corporation – 144A	1.14	3,144,985	05/09/2016
185,000	898,101	TMAC Resources, Inc. – 144A	4.73	875,517	06/26/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.14	1,123,217	07/08/2014
125,000	1,351,000	Torex Gold Resources, Inc. – 144A	7.85	980,927	01/22/2014

Restricted Securities
November 30, 2017
Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
5,714,475	$1,869,119	Lydian International Limited – 144A	$0.28	$1,617,451	11/21/2017
1,841,350	$1,490,038	Stornoway Diamond Corporation – 144A	0.51	942,415	06/21/2016
6,879,300	1,269,275	Lydian International Limited – 144A	0.28	1,947,148	05/26/2016
2,750,000	1,285,447	Atlantic Gold Corporation – 144A	1.19	3,284,091	05/09/2016
185,000	898,101	TMAC Resources, Inc. – 144A	5.78	1,068,784	06/26/2015
7,857,200	4,641,822	Stornoway Diamond Corporation – 144A	0.51	4,021,366	07/08/2014
125,000	1,351,000	Torex Gold Resources, Inc. – 144A	9.90	1,237,835	01/22/2014

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for identical instruments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 –	Unobservable inputs for the assets or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

Years ended November 30, 2018 and November 30, 2017

The following is a summary of the inputs used as of November 30, 2018 and November 30, 2017 in valuing the Company’s investments at fair value:

Investment in Securities

Measurements at November 30, 2018

Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$154,577,979	$33,439,871	$—	$188,017,850
Silver mining, exploration and development companies	2,195,847	—	—	2,195,847
Diamond Mining, Exploration and Development Companies	735,983	1,386,445	—	2,122,428
Total Investments	$157,509,808	$34,826,317	$—	$192,336,125

Transfers into and out of levels are recognized at the end of the period. During the year ended November 30, 2018, there were no transfers into and out of Levels 1, 2, and 3.

(1) See schedules of investments for country classifications.

May not total due to independent rounding.

Investment in Securities

Measurements at November 30, 2017

Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$188,988,672	$41,971,517	$—	$230,960,189
Silver mining, exploration and development companies	3,445,194	—	—	3,445,194
Diamond Mining, Exploration and Development Companies	1,620,913	4,963,780	—	6,584,693
Total Investments	$194,054,779	$46,935,297	$—	$240,990,076

Transfers into and out of levels are recognized at the end of the period. During the year ended November 30, 2017, there were no transfers into and out of Levels 1, 2, and 3.

(1)	See schedules of investments for country classifications.

May not total due to independent rounding.

D. Cash and Cash Equivalents

The Company considers all money market funds and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at November 30, 2018 consisted of overnight deposit of excess funds in a commercial paper sweep account held at JPMorgan Chase & Co (“JPM”).

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Company separately reports the effect of changes in foreign exchange rates from changes in market prices of securities held. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, fluctuation in exchange rates between the initial purchase date and subsequent sale date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Notes to Financial Statements (continued)

Years ended November 30, 2018 and November 30, 2017

F. Securities Transactions and Investment Income

During the year ended November 30, 2018, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $8,823,414 and $7,549,208, respectively. During the year ended November 30, 2017, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $25,484,241 and $23,772,331, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

I. Basis of Presentation

The financial statements are presented in U.S. dollars. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification, Topic 946 “Financial Services - Investment Companies”.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2015 – 2018). As of November 30, 2018 and November 30, 2017, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

4. Tax status of the Company

The Company is a “passive foreign investment company” (“PFIC”) for the U.S. federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

5. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions make it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements.

6. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors and one director who served on the Board through January 8, 2019 and is now retired. See Note 12. Subsequent events. The liability for these benefits at November 30, 2018 and November 30, 2017 was $430,173 and $486,562, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

7. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging

Notes to Financial Statements (continued)

Years ended November 30, 2018 and November 30, 2017

market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals-related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

8. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

9. Compensation matters

For the year ended November 30, 2018 and November 30, 2017, the aggregate remuneration paid to the Company’s officers was $1,465,918 and $1,485,685, respectively. In addition, $518,500 and $602,500, respectively was accrued for bonuses to the Company’s officers and employees. The accrued bonuses are reflected in the “Accrued affiliated expenses” on the Statements of Assets and Liabilities. The aggregate remuneration paid to the Company’s directors was $213,000 and $213,000, respectively.

10. Operating lease commitment

In June 2017, the Company entered into a three-year operating lease agreement, commencing March 1, 2018, in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $479,782 as of November 30, 2018. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

12/01/2018 – 11/30/2019	$209,584
12/01/2019 – 11/30/2020	215,842
12/01/2020 – 02/28/2021	54,356
Total	$479,782

11. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of November 30, 2018 and November 30, 2017. There were no repurchases during the years ended November 30, 2018 and November 30, 2017.

12. Subsequent events

On December 14, 2018, the Company announced that its Board of Directors has reached an agreement, in principle, for Merk Investments LLC, an SEC registered investment adviser (“Merk”), to become ASA’s investment adviser, subject to approval of the advisory agreement with Merk by ASA shareholders at the annual meeting of shareholders scheduled for March 26, 2019. If the agreement is approved by shareholders, the Board anticipates that the transition to Merk will be completed on or about March 31, 2019, with ASA closing its office and terminating employees as of that date.

On January 8, 2019, a director of the company resigned and now receives retirement benefits. See Note 6. Retirement plans.

Financial Highlights

	Year ended November 30
	2018	2017	2016	2015	2014

Per share operating performance (1)
Net asset value, beginning of year	$12.66	$12.61	$8.33	$11.50	$12.98
Net investment income (loss)	(0.07)	(0.09)	(0.10)	(0.09)	(0.08)
Net realized gain (loss) from investments	(0.47)	(0.36)	(0.79)	0.13	(0.48)
Net realized gain (loss) from foreign currency transactions	0.01	0.01	(0.14)	(0.21)	(0.05)
Net increase (decrease) in unrealized appreciation on investments	(2.00)	0.53	5.35	(2.96)	(0.83)
Net unrealized (loss) on translation of assets and liabilities in foreign currency	—	0.00	0.00	(0.00)	—
Net increase (decrease) in net assets resulting from operations	(2.53)	0.09	4.32	(3.13)	(1.44)
Dividends
From net investment income	(0.03)	(0.04)	(0.04)	(0.04)	(0.04)
From net realized gain on investments	—	—	—	—	—
Net asset value, end of year	$10.10	$12.66	$12.61	$8.33	$11.50
Market value per share, end of year	$8.66	$11.05	$10.81	$7.16	$10.74

Total investment return
Based on market price (2)	(21.39% )	2.57%	51.50%	(33.02% )	(15.69% )
Based on net asset value (3)	(19.97% )	0.74%	51.86%	(27.20% )	(11.11% )

Ratio to average net assets
Expenses	1.35%	1.19%	1.26%	1.64%	1.37%
Net investment income (loss)	(0.63% )	(0.65% )	(0.79% )	(0.83% )	(0.54% )

Supplemental data
Net assets, end of year (000 omitted)	$194,834	$244,202	$243,229	$160,744	$221,800
Portfolio turnover rate	3%	9%	10%	10%	7%
Shares outstanding (000 omitted)	19,290	19,290	19,290	19,290	19,290

(1)	Per share amounts from operations have been calculated using the average shares method.
(2)	Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(3)	Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under “Investor

Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Stock Purchase Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

Computershare may combine CIP participant purchase requests with other purchase requests received from other CIP participants and may submit the combined purchase requests in bulk to Computershare’s broker as a single purchase order. Purchase requests may be combined, at Computershare’s discretion, according to one or more factors such as purchase type (e.g., dividend reinvestment, one-time ACH, check, etc.), request date, or request delivery method (e.g., online, regular mail, etc.). Computershare will submit bulk purchase orders to its broker as and when required under the terms of the CIP. Computershare’s broker may execute each bulk purchase order in one or more transactions over one or more days, depending on market conditions. Each participant whose purchase request is included in each bulk purchase order will receive the weighted average market price of all shares purchased by Computershare’s broker for such order. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 505000, Louisville, KY 40233-5000. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the

Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the twelve months ended November 30, 2018 or November 30, 2017. The Company had 19,289,905 shares outstanding on November 30, 2018.

Board of Directors and Officers

of ASA Gold and Precious

Metals Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*

David Christensen (56)

Position held with the Company: Director since 2008; President, Chief Executive Officer and Chief Investment Officer since February 2009.

Other Directorships held by Director: Director of Denver Gold Group from 2010 to 2015.

Independent Directors

Mary Joan Hoene, (69)

Position held with the Company: Chair (non-executive) since January 2019. Deputy Chair (non-executive) from 2016 to 2018. Director since 2014.

Principal occupations during past 5 years: Counsel, Carter Ledyard & Milburn LLP since 2010.

Other Directorships held by Director: None.

Gary Glynn (72)

Position held with the Company: Director since 2013. Chairman (non-executive) from 2014 to 2016.

Principal occupations during past 5 years: Retired.

Other Directorships held by Director: Director of Taiwan Opportunities Fund Ltd. since 2012.

Bruce Hansen (61)

Position held with the Company: Director since 2014. Principal occupations during past 5 years: Chief Executive Officer, General Moly, Inc. since 2007.
Other Directorships held by Director: Director of Energy Fuels Inc. since 2006; Director of General Moly Inc. since 2007; Director and past Chairman (2011) of the Nevada Mining Association since 2010.

Other Officers

Jack Huntington (48)

Position held with the Company: Chief Compliance Officer since September 2015.

Principal occupations during past 5 years: Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC since 2015; Senior Vice President and Counsel at Citi Fund Services from 2008 to 2015.

James Nash (38)

Position held with the Company: Corporate Secretary and Deputy Chief Compliance Officer since September 2018.

Principal occupations during past 5 years: Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC since 2016; Regulatory Administration Advisor with JPMorgan Chase Bank, N.A. from 2014 to 2016; Product Analyst with Linedata Services, Inc. from 2011 to 2014.

Sara Heston (39)

Position held with the Company: Vice President Investments since December 2013; Analyst from January 2010 to December 2013.

Other Directorships held by Officer: Director of Denver Gold Group since December 2017.

David Lin (40)

Position held with the Company: Chief Financial Officer since December 2015; Controller from September 2014 to December 2015.

Other principal occupations during past 5 years: Director of Finance from 2012 to 2014 and Controller from 2008 to 2012 at White Oak Global Advisors, LLC; Chief Financial Officer at White Oak Merchant Partners, LLC from 2010 to 2014.

*	By reason of being an Officer of the Company.

Other Information

Executive Office and Shareholder Services

ASA Gold and Precious Metals Limited

400 S. El Camino Real, Suite 710

San Mateo, CA 94402 U.S.A.

(800) 432-3378

Registered Office

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Accountants

ALPS Alternative Investment Services, LLC

Miami, FL, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000, Louisville, KY 40233-5000

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there was no amendment to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors determined that Bruce Hansen, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2018 and 2017 were $50,000 and $50,000, respectively.

(b)

Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2018 and 2017.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2018 and 2017 were $5,000 and $5,000, respectively. The figures for 2018 and 2017 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2018 and 2017.

(e)(1)

The Audit and Ethics Committee (“Committee”) of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the Chairman of the Committee. Any such pre-approval by the Chairman of the Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit and Ethics Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2018 and 2017 were $5,000 and $5,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Bruce Hansen (Chairman), Gary Glynn, Robert Pilkington, Ms. Mary Joan Hoene.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“ASA”).

Proxy Administration

ASA’s portfolio is primarily comprised of holdings in precious metals companies, and thus proxy voting will be done by ASA on proposals made by these issuing companies (“portfolio company” or “portfolio companies”).

ASA understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. ASA attempts to process every proxy vote it receives. However, voting proxies for shares of certain non- U.S. companies may involve significantly greater effort and cost than voting proxies for shares of U.S. companies. There may be situations where ASA may not or cannot vote a proxy. For example, ASA may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, ASA may not receive proxy materials when it holds depository receipts, (“ADRs”) as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

Authority and responsibility to vote proxies with respect to ASA’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Chief Compliance Officer. In evaluating proxy proposals, the President (or the Chief Compliance Officer, when appropriate) may consider information from various sources, including the board of directors (“board”) of ASA presenting a proposal, as well as independent sources. The ultimate decision rests with the President (or Chief Compliance Officer, when appropriate), who is accountable to the Board of Directors of ASA.

General Principles

For the purposes of ASA, a “portfolio company” is defined as a company in which ASA holds securities or assets.

In voting proxies, ASA will act solely in the best economic interests of its shareholders with the goal of maximizing the value of ASA’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align the interests of those portfolio companies and their management with those of shareholders.

These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer- term strategic planning, subject to the oversight of that company’s board.

ASA believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the portfolio company’s board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

Specific Policies

A. Routine Matters

1.	Election of Directors. In general, ASA will vote in favor of the board’s director nominees if they are running unopposed. ASA believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, ASA will vote against, or withhold its vote for, any nominee whom it feels is not qualified or appears to lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, ASA will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.	Ratification of Selection of Auditors. In general, ASA will rely on the judgment of the board in selecting the independent auditors. Nevertheless, ASA will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.	Stock Option and Other Equity Based Compensation Plan Proposals. ASA will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B. Acquisitions, Mergers, Reincorporations, Reorganizations and
    Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. ASA will vote on a case-by-case basis on each transaction.

C. Changes in Capital Structure

ASA evaluates proposed capital actions on a case-by-case basis and will generally defer to the business analysis of the portfolio company’s board in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action, and ASA’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D. Anti-Takeover Proposals

In general, ASA will vote against any proposal which ASA believes would materially contribute to preventing a potential acquisition or takeover of the portfolio company, including proposals to:

• Stagger the board;

• Introduce cumulative voting;

• Introduce unequal voting rights;

• Create supermajority voting;

• Establish preemptive rights.

In general, ASA will vote in favor of any proposals to reverse the above.

E. Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, ASA will vote in accordance with the recommendation of the portfolio company’s board on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where ASA believes a proposal has substantial economic implications.

F. Conflicts of Interest

In view of the fact that ASA is internally managed and does not have an outside investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of ASA’s portfolio companies. ASA maintains a record of affiliated persons and ownership of more than ½ of 1% of any publicly traded companies of each director and officer of ASA, including the Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer. The Chief Executive Officer is primarily responsible for voting the proxies of ASA’s portfolio companies. In the event that the Chief Executive Officer has a personal conflict of interest or is unable to vote, the proxy may be voted by the Chief Compliance Officer. In cases of a conflict of interest, a record shall be maintained confirming that ASA’s vote was made solely in the interests of ASA and without regard to any other consideration.

G. Recordkeeping

ASA uses ProxyEdge, a third party automated proxy voting service. Where appropriate, rationales for “No” votes cast by ASA will be supported by footnoted documentation on ProxyEdge. According to the Proxy Edge website, this service is a “suite of electronic voting services that help simplify the management of institutional proxies. The system manages the process of meeting notifications, voting, tracking, mailing, reporting, record maintenance and even vote disclosure rules enacted by the SEC.”

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2018.

(a)(1)

As of the date of this filing, January 29, 2019, David J. Christensen, President and Chief Executive Officer of the registrant since February 2009, is responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant in 2007 as Vice President – Investments and served in that capacity until February 2009. He served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except his personal accounts or those of members of his family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3)

Mr. Christensen’s compensation as Portfolio Manager consists of a fixed salary and a discretionary bonus, each as determined annually by the Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Christensen’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant, including those not related to the investment performance of the registrant’s portfolio. Investment performance is based on, among other things, relative performance to the Company’s benchmark, the FTSE Gold Mines Index. Mr. Christensen also receives reimbursement of medical insurance. The Company pays the premium for Mr. Christensen’s life insurance. In addition, under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

	(4)	As of the date of this filing, January 29, 2019, Mr. Christensen beneficially owns common shares of registrant having a value in the range of $50,000 – $100,000.

	(b)	Not applicable

Item 9.	Purchase of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

December 2017–November 2018	—	—	—	—

Total	—(1)	—	—(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2) The Board reauthorized the Company’s share repurchase plan on June 17, 2011.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 29, 2018.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Controller, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: January 29, 2019	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: January 29, 2019	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: January 29, 2019	By:	/s/ David Lin
David Lin
Chief Financial Officer
(Principal Financial Officer)